EXHIBIT 10.47

PANDA-ROSEMARY CORPORATION
A Panda Company

November 19, 1991


Mr. Calvin B. Wells; President
North Carolina Natural Gas Corporation
P. O. Box 909
Fayetteville, NC 28302-0909

RE: Amendment Number 2 to
    Pipeline Operating Agreement
    Dated February 14, 1990

Gentlemen:

In accordance with our previous discussion, this letter will when appropriately executed constitute our agreement relative to the captioned matter. The undersigned parties to the subject Agreement hereby amend the captioned
Agreement as follows:

1. Section 1.04 on page 4 of the Agreement is hereby deleted in its entirety.

2. The following new Section 1.04 is hereby added to the
Agreement:

"Section 1.04 as Amended. Current Carryover Gas Volume shall mean the product of the decimal equivalent of twenty-five percent (25%) multiplied by the absolute value of the Receipt Volume.or the absolute value of the Delivery Volume, whichever is higher; provided, however, that when the Current Carryover Gas Volume is a positive number, the Current Carryover Gas Volume shall be the greater of either 50,000 dt or the twentyfive percent
(25%) referenced above for the purposes of determining payment by NCNG to PANDA for a positive excess gas volume in Section 6.03 below and provided further that the product of said calculation shall never exceed the absolute value of the net imbalance volume. The Current
Carryover Gas Volume shall be considered to be a positive number when NCNG owes PANDA gas and shall be considered to be a negative number when PANDA owes NCNG gas."

3. All remaining terms and conditions of the Agreement shall remain in full force and effect except to the extent affected by this Amendment Number 2 and shall henceforth be construed together with this Amendment
Number 2.

Sincerely,



PANDA ENERGY CORPORATION    PANDA-ROSEMARY CORPORATION
Ralph T. Killan             Ralph T. Killian
Vice President-             Vice President-Natural
Natural Resources           Resources


AGREED AND ACCEPTED THIS 13TH DAY OF DECEMBER, 1991.

NORTH CAROLINA NATURAL GAS CORPORATOIN
By:________________________
Gerald A. Teele
Senior Vice President